UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 346-7200

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Not Applicable	Not Applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 3.02	Unregistered Sales of Equity Securities

On December 19, 2022, Santander Holdings USA, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Banco Santander, S.A. (“BSSA”) pursuant to which the Company agreed to issue and sell (the “Private Placement”) to BSSA 500,000 shares (the “Shares”) of a new series of its preferred stock, the 8.410% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E, without par value and with a liquidation preference of $1,000 per share (the “Series E Preferred Stock”). On December 21, 2022, the Company consummated the Private Placement and issued 500,000 shares of Series E Preferred Stock to BSSA. The terms of the Series E Preferred Stock are described below under Item 5.03 of this Current Report on Form 8-K.

The shares of Series E Preferred Stock issued by the Company under the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company relied and will rely on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and on similar exemptions under applicable state laws. The disclosures in this Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein or therein, nor shall there be any sale of such securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 19, 2022, in connection with the Purchase Agreement, the Company filed Articles of Restatement (the “Restatement”) with the Secretary of State of the Commonwealth of Virginia amending and restating the Company’s Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) and establishing the rights, preferences, privileges, qualifications, restrictions and limitations of the Series E Preferred Stock. The Amended and Restated Articles of Incorporation were accepted on December 19, 2022, and became effective on December 21, 2022.

The Amended and Restated Articles of Incorporation contain, among other things, the following amendments to the existing Articles of Incorporation (the “Existing Articles”): a) references to the Company’s Series C Non-Cumulative Perpetual Preferred Stock and Series D Non-Cumulative Perpetual Convertible Preferred Stock have been deleted, as all shares of each such series have been redeemed, cancelled and are no longer outstanding; and b) the terms of the Company’s newly created Series E Preferred Stock, consisting of 500,000 authorized shares, are added to and set forth in Article III. The description of the Amended and Restated Articles of Incorporation set forth herein does not purport to be complete and is qualified in its entirety by reference to the copy thereof filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Dividends on the Series E Preferred Stock will be payable when, as and if authorized by the Company’s board of directors or a duly authorized committee thereof and declared by the Company out of legally available funds. From and including December 21, 2022, to but excluding December 21, 2027, dividends on the Series E Preferred Stock will accrue on a non-cumulative basis at a rate of 8.410% per annum on the liquidation preference of $1,000 per share, payable quarterly in arrears. From and including December 21, 2027, dividends on the Series E Preferred Stock will accrue on a non-cumulative basis at the five-year U.S. Treasury rate as of the most recent reset dividend determination date plus 4.743% for each dividend reset period on the liquidation preference of $1,000 per share, payable quarterly, in arrears. “Dividend reset period” means the period from and including December 21, 2027 to, but excluding, the next following dividend reset date and thereafter each period from and including each dividend reset date to, but excluding, the next following dividend reset date. “Dividend reset date” means December 21, 2027 and each date falling on the fifth anniversary of the preceding dividend reset date, in each case regardless of whether such day is a business day.

The Series E Preferred Stock does not have a maturity date, and the Company is not required to redeem the Series E Preferred Stock. Accordingly, the Series E Preferred Stock will remain outstanding indefinitely, unless and until the Company decides to redeem it pursuant to the terms of the Series E Preferred Stock set forth in the Amended and Restated Articles of Incorporation. The Company may redeem the Series E Preferred Stock at its option, (i) in whole or in part, from time to time, on any dividend payment date on or after December 21, 2027 or (ii) in whole but not in part, within 90 days following a regulatory capital treatment event (as defined in the Amended and Restated Articles of Incorporation), at a redemption price equal to $1,000 per share, plus any authorized, declared and unpaid dividends in any prior dividend period and, solely in the case of a redemption following a regulatory capital treatment event, the pro-rated portion of unpaid dividends, whether or not declared, for the dividend period in which such redemption occurs. BSSA or any other future holder of Series E Preferred Stock will not have the right to require the redemption or repurchase of the Series E Preferred Stock. Any redemption of the Series E Preferred Stock is subject to the Company’s receipt of any required prior approval by the Board of Governors of the Federal Reserve System or other successor regulatory authority (the “Federal Reserve”) and to the satisfaction of any conditions set forth in the capital standards, guidelines or regulations of the Federal Reserve applicable to redemption of the Series E Preferred Stock.

The foregoing description of the terms of the Series E Preferred Stock is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, which are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Deputy General Counsel and Executive Vice President
Dated: December 21, 2022

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